The Royce Fund

Supplement to the Statement of Additional Information Dated May 1, 2014

The second paragraph appearing under the heading “DISTRIBUTION” is hereby deleted in its entirety and replaced with the information below.

As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, from the assets of the Fund or share class involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s, Royce Dividend Value Fund’s Royce Global Value Fund’s, and Royce Special Equity Multi-Cap Fund’s Consultant Classes’ respective average net assets, .50% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund’s, Royce Premier Fund’s, Royce Low-Priced Stock Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s, Royce 100 Fund’s and Royce Global Value Fund’s R Classes’ respective average net assets, .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Low-Priced Stock Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s, Royce 100 Fund’s, Royce Micro-Cap Discovery Fund’s, Royce Financial Services Fund’s, Royce Dividend Value Fund’s, Royce European Smaller-Companies Fund’s, Royce Global Value Fund’s, Royce SMid-Cap Value Fund’s, Royce International Smaller-Companies Fund’s, Royce Partners Fund’s, Royce Opportunity Select Fund’s, Royce Special Equity Multi-Cap Fund’s, Royce Global Dividend Value Fund’s, Royce International Micro-Cap Fund’s, and Royce International Premier Fund’s Service Classes' respective average net assets and .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund’s, Royce Premier Fund’s, Royce Low-Priced Stock Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s, Royce 100 Fund’s and Royce Global Value Fund’s K Classes’ respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to the proceeds of any contingent deferred sales charges (“CDSC”) that may be imposed on Royce Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s, Royce Dividend Value Fund’s, and Royce Special Equity Multi-Cap Fund’s Consultant Class shares redeemed less than 365 days from the date of their purchase. Shareholders do not pay a CDSC on exchanges between Consultant Class shares of the Funds; shares acquired through reinvestment of distributions; and shares held for 365 days or longer. The CDSC will generally be waived for certain profit sharing or retirement plans and similar account customers of pre-approved broker-dealers. These exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. Please contact your financial adviser for more information on CDSC waivers. None of the Funds’ Investment Classes, W Classes, or Institutional Classes are obligated to pay any fees to RFS under the Distribution Agreement.

September 15, 2014

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